UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2008

GEOVIC MINING CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52646	20-5919886
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

743 Horizon Court, Suite 300A, Grand Junction, Colorado		81506
(Address of principal executive offices)		(Zip Code)

(970) 256-9681 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     The information in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On September 12, 2008, Geovic Mining Corp. (“Geovic” or “The Company”, TSX: GMC, OTC.BB:GVCM) announced the appointment of Conrad B. Houser to the position of Senior Vice President, as well as President of Geovic Energy Co., a wholly-owned subsidiary.  A copy of the press release is included as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith: 99.1 Press Release dated September 12, 2008.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOVIC MINING CORP.
Registrant

September 12, 2008	By: /s/ John E. Sherborne
John E. Sherborne Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Description

  99.1                           Press release dated September 12, 2008